Table of Contents

USAA Family of Funds                                   1
Message from the President                             2
Investment Review                                      4
Message from the Managers                              5
Shareholder Voting Results                             8
Financial Information:
   Statement of Assets and Liabilities                 9
   Portfolio of Investments in Securities             10
   Notes to Portfolio of Investments in Securities    22
     Statement of Operations                          23
     Statements of Changes in Net Assets              24
     Notes to Financial Statements                    25

              Important Information:

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are now "streamlined." One copy of each report will be sent to each address, instead of our previous practice of sending one report to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

          USAA Investment Management Company
          Attn: Report Mail
          9800 Fredericksburg Road
          San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA World Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (copyright)1995, USAA. All rights reserved.





USAA Family of Funds Performance Summary

If you own only one or two USAA funds, you may not be aware of the performance of our other funds. This summary is a snapshot of the performance of all 32 funds by investment objective as of December 31, 1995. For more complete information about the mutual funds managed and distributed by USAA IMCO, including charges and expenses, please call
1-800-531-8181 for a prospectus. Read it carefully before you invest.

                                                 Average Annual Total Return*


                                                                                                 Yield
               Investment          Inception                                Since          7-Day     30-Day(1)
               Objective             Date        1 yr    5 yrs    10 yrs   Inception       Simple      SEC

Capital Appreciation
Aggressive Growth                   10/19/81    50.42    20.44    12.02        -              -         -
Emerging Markets(2)                  11/7/94     3.65      -         -      (4.26)            -         -
Gold(2)                              8/15/84     4.04     5.60     5.46        -              -         -
Growth                                4/5/71    32.06    15.56    12.47        -              -         -
Growth & Income                       6/1/93    31.57      -         -      13.74             -         -
International(2)                     7/11/88     8.29    11.98       -       9.51             -         -
World Growth(2)                      10/1/92    12.85      -         -      12.06             -         -

Asset Allocation
Balanced Strategy                     9/1/95      -        -         -       3.24             -         -
Cornerstone Strategy(2)#             8/15/84    18.40    12.37    12.68        -              -         -
Growth and Tax Strategy(3)**#        1/11/89    22.70    10.33       -       9.81             -       3.61
Growth Strategy(2)                    9/1/95      -        -         -       6.50             -         -
Income Strategy                       9/1/95      -        -         -       9.94             -       4.47

Income - Taxable
GNMA                                  2/1/91    16.76      -         -       8.64             -       6.64
Income                                3/4/74    24.47    10.91    10.43        -              -       6.25
Income Stock                          5/4/87    28.62    14.35       -      12.12             -         -
Short-Term Bond                       6/1/93    11.18      -         -       5.33             -       6.43

Income - Tax Exempt
Long-Term(3)**                       3/19/82    18.58     8.44     8.62        -              -       5.40
Intermediate-Term(3)**               3/19/82    15.07     8.22     7.95        -              -       4.93
Short-Term(3)**                      3/19/82     8.11     5.59     5.87        -              -       4.36
California Bond(3)**                  8/1/89    21.85     8.39       -       8.01             -       5.23
Florida Tax-Free Income(3)**         10/1/93    18.90      -         -       3.39             -       5.35
New York Bond(3)**                  10/15/90    18.07     8.60       -       9.25             -       5.31
Texas Tax-Free Income(3)**            8/1/94    22.22      -         -      12.43             -       5.18
Virginia Bond(3)**                  10/15/90    17.08     8.42       -       8.79             -       5.22

Money Market
Money Market(4)                       2/2/81     5.80     4.54     5.97        -            5.48        -
Tax Exempt Money Market(3),(4)**      2/6/84     3.70     3.32     4.36        -            4.33        -
Treasury Money Market Trust(4)        2/1/91     5.59      -         -       4.17           5.26        -
California Money Market(3),(4)**      8/1/89     3.64     3.15       -       3.70           4.14        -
Florida Tax-Free Money
                   Market(3),(4)**   10/1/93     3.57      -         -       2.90           4.28        -
New York Money Market(3),(4)**      10/15/90     3.59     2.98       -       3.04           4.27        -
Texas Tax-Free Money Market(3),(4)**  8/1/94     3.56      -         -       3.36           4.08        -
Virginia Money Market(3),(4)**      10/15/90     3.52     3.13       -       3.21           4.07        -

(1) Calculated as prescribed by the Securities and Exchange Commission.

(2) Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

(3) Some income may be subject to state or local taxes or the federal alternative minimum tax.

(4) An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there is no assurance that any of the funds will be able to maintain a stable net asset value of $1 per share.

 * Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

** IRAs are not available for tax-exempt funds. The Growth and Tax
   Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt. California, New York, Virginia, Florida, and Texas funds available to residents only.

# Formerly known as Cornerstone Fund and Balanced Portfolio Fund, respectively.








Message From the President

[Photoghraph of Michael J.C. Roth, CFA, President and Vice
Chairman of the Board appears here]


A few weeks ago I attended a meeting of past presidents of one of San Antonio's distinguished institutions. We discussed a variety of subjects that evening, including the investment performance of the organization's endowment. In such organizations, I usually become chairman of the investment committee, so I reported that through twelve months our fund had a total return of about 24%.(1) One of my fellow past presidents observed about another fund with which he is involved, "Well - we are up over 35%!" He stopped short of asking, "What's your problem?" This was not that uncommon an exchange.

I attempted to expand on the subject a bit. The investment committee which I chair set down a strategy back in 1993. We concurred that the investment goals and the risk tolerance of our board of trustees could be accommodated with a portfolio that was 50% in growth stocks and 50% in long-term fixed-income vehicles. This being a committee and my having but one vote, I am pleased to say that the USAA Income Fund was chosen as the fixed income investment. The 50/50 balance is re-established at the end of each fiscal year so that the risk profile is maintained.

My colleague referred to a very different kind of investment.
His was a family affair, and their investment decision was 100%
in an aggressive growth stock fund.(2)

So, which did better? There is not a simple answer, so what I'll give is my opinion.

I think both of us did just fine. No matter what kind of market we have been through, you will always be able to find someone who had a higher and a lower return than you. Is it worthwhile to shift all of your investments to that higher return? I think not. Investment decisions are, by necessity, forward looking. In the case of mutual funds you must rely on two things; the company with which you have chosen to invest and on yourself. The latter means you have invested in a way with which you are comfortable. Then you should bear in mind that in any market someone else is going to have a higher return.

The board of the institution whose investment committee I chair is delighted with their investment performance, both return and volatility. I am sure that my colleague's family is also delighted with theirs. I do not expect that either of us will change our strategy any time soon.

"No matter what kind of market we have been through, you will always be be able to find someone who had a higher and a lower return than you."

                    Sincerely,

                    Michael J.C. Roth, CFA
                    President and
                    Vice Chairman of the Board


(1) For the 12 months ending December 31, 1995.
    Average Annual Total Return:  1 Year    5 Years   10 Years
    ---------------------------   ------    -------   --------
        USAA Income Fund          24.47%    10.91%     10.43%

(2) An aggressive growth fund seeks maximum capital gains as its investment objective. Current income is not a significant factor. Some may invest in stocks of businesses that are somewhat out of the mainstream, such as fledgling companies, new industries, companies fallen on hard times, or industries temporarily out of favor. USAA IMCO manages this type of fund.

    Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions.

    The performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    For more complete information about any mutual fund managed by USAA Investment Management Company, including charges and expenses, please call for a prospectus. Please read the prospectus carefully before you invest or send money.




                    INVESTMENT REVIEW

WORLD GROWTH FUND


OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: At least 65 percent of the Fund's assets are invested in common stocks and other equity securities of both foreign and domestic issuers, including securities which are convertible into common stocks and REITs. The remainder of the Fund's assets may be invested in U.S. government guaranteed securities which mature in less than one year and in repurchase agreements collateralized by such securities.

                            5/31/95               11/30/95
Net Assets                 $200.7 Million       $216.4 Million
Net Asset Value Per Share     $12.96              $13.45


Average Annual Total Returns as of 11/30/95
May 31, 1995 to November 30, 1995                 5.99% *
1 Year                                            9.54%
Since inception on October 1, 1992               11.45%
* Total returns for periods of less than one year are not annualized. This six-month return is cumulative.


[A graph is shown here which is a comparison of the change in value of a $10,000 investment, for the period of 10/1/92 to 11/30/95, with dividends and capital gains reinvested. The ending value of each item graphed is as follows: USAA World Growth Fund - $14,114 and the Morgan Stanley Capital Index - World - $15,303.]



The graph illustrates how the USAA World Growth Fund compares to its benchmark, the Morgan Stanley Capital Index (MSCI)-World, an unmanaged index which reflects the movements of world stock markets by representing a broad selection of domestically listed companies within each market. The chart compares a $10,000 hypothetical investment in the USAA World Growth Fund to the Index.

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gain distributions. The performance data quoted represents past performance and is not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.

Message from the Managers

[Photo of Portfolio Managers David Ullom (Domestic Stocks) and
 David G. Peebles (Foreign Stocks) appears here].


Market Conditions
Political, economic and other problems in places as disparate as Japan, Italy, Mexico and China have given international markets a rough ride this year. Much of Europe has performed well, but most of the emerging markets have performed poorly. Japan's gains since the end of May have been offset by the weakness of the yen versus the dollar. While the U.S. market has outperformed nearly all international markets, we are confident that over a longer investment horizon, international markets will provide competitive returns and diversification benefits.

Europe
Europe continued to provide the most attractive returns for the first six months of this fiscal year. We have emphasized the countries of northern Europe, with the United Kingdom followed by the Netherlands having the largest country weightings. We overweighted telecommunications, consumer non-durables, and interest-rate sensitive stocks while underweighting consumer and industrial cyclicals.

Japan
While we have marginally raised our position in Japan, we continue to remain underweighted. Our concern revolves around a lack of commitment to corporate restructuring, problems within the banking system, and lack of strong political leadership. We are seeing early signs of recognition of what is needed to resolve these problems.

Emerging Markets
Our overweighted position in emerging markets has hurt us over the last six months. Economic and political problems in major Latin American markets (excluding Brazil), political turmoil surrounding China, plus concerns about financing Asia's ongoing economic growth are the major concerns. While we recognize these concerns and lowered our weightings, the potential for economic growth will cause us to maintain a full to overweighted position in these markets.

United States
During the last six months, we reduced our weighting in U.S. stocks from 33% of the Fund's assets to approximately 30%. This reduction in weighting reflects a slightly more cautious attitude towards the U.S. equity markets and a more positive feeling about international markets.

Within our allocation to the U.S. markets, we have continued to focus more on companies and industries that are generating above-average revenue and earnings growth. We believe that these qualities characterize selected companies in such industries as health care and heath care services, aerospace/defense, technology, and specialty retailing.

[A pie chart is shown here depicting the Asset Allocation as of November 30, 1995 of the USAA World Growth Fund to be: Japan 12.2%, United Kingdom - 5.5%, France - 2.8%, Netherlands - 3.9%, Sweden - 3.1%, Denmark - 2.1%, Hong Kong - 2.5%, Canada - 2.4%, United States - 37.9%, Australia - 3.3%, Germany - 2.7%, Switzerland - 2.5% and Other - 20.2%.]





Outlook
Moderate, yet stable, economic growth should result in favorable corporate profit gains. This positive corporate outlook, coupled with continued low inflation and low interest rates, could provide a favorable investment climate.

Foreign investing is subject to additional risks, which are discussed in the Fund's prospectus. Since return on any investment is generally commensurate with risk, investors should be aware of the potential volatility associated with foreign markets.

See page 10 for a complete listing of the Portfolio of Investments in Securities.


Top 10 Equity Holdings
(% of Net Assets)

Boeing Co.              1.3
Heineken N.V.           1.1
Ciba Geigy AG           1.0
Nomura Securities        .9
B.F. Goodrich            .9
Verengid Bezit VNU       .9
Autoliv AB               .9
Tele Denmark A/S Ads     .9
Canon                    .9
Rockwell International   .9

Top 10 Industries
(% of Net Assets)

Healthcare                8.3
Retail                    7.2
Telecommunications        5.1
Banks                     4.9
Oil                       4.8
Electronics               4.5
Chemicals                 3.2
Aerospace/Defense         3.1
Automobiles               2.9
Electrical Equipment      2.9



Shareholder Voting Results

On October 13, 1995, a special meeting of shareholders was held to vote on the following proposals. All proposals were approved by the shareholders. All shareholders of record on August 17, 1995 were entitled to vote on each proposal. The number of votes shown below are shown for the World Growth Fund only for proposal (2) and in the aggregate for the entire USAA Investment Trust (the Trust) for proposals
(1) and (3).
(1) Proposal to elect a Board of Trustees as follows:
                                                     Votes        Votes
     Trustee                                          For        Withheld
     Hansford T. Johnson*                        112,569,933    2,138,930
     Michael J.C. Roth                           111,522,559    3,186,304
     John W. Saunders, Jr.                       112,598,635    2,110,228
     George E. Brown                             111,259,788    3,449,075
     Howard L. Freeman, Jr.                      112,481,010    2,227,853
     Richard A. Zucker                           112,225,587    2,483,276
     Barbara B. Dreeben                          111,409,531    3,299,332

Mr. C. Dale Briscoe did not stand for re-election to the Board. His term of office terminated on December 31, 1995.

* On December 4, 1995, Hansford T. Johnson announced his departure from the Board effective December 31, 1995. The Board elected M. Staser Holcomb to succeed Mr. Johnson.

(2) Proposals to amend certain investment restrictions as follows:
                                                   Number of Shares Voting
                                              For         Against     Abstain
                                             -----        -------     -------
Proposal to amend the 5% and 10% issuer     8,054,329     406,070      271,934
diversification restrictions to apply
to 75% of a Fund's total assets rather
than 100%.

Proposal to amend the restriction           7,747,880     639,056      345,398
relating to borrowing to allow a Fund
to borrow an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings) for temporary or emergency purposes.

Proposal to amend the restriction relating  7,750,671     660,601      321,061
to lending portfolio securities to permit a Fund to lend up to 1/3 of its total assets to other parties.

(3) Proposal to ratify or reject the      107,284,373   2,323,184    5,101,298
selection by the Board of Trustees of
KPMG Peat Marwick LLP as auditors for
the Trust for the fiscal year ending
May 31, 1996.



World Growth Fund
Statement of Assets and Liabilities
(In Thousands)

November 30, 1995
(Unaudited)


Assets
  Investments in securities, at market value (identified cost of $195,347)     $  218,679
  Cash                                                                                 41
  Cash denominated in foreign currencies (identified cost of $77)                      76
  Receivables:
      Capital shares sold                                                              55
      Dividends and interest                                                          389
      Securities sold                                                               1,058
      Foreign currency contracts held, at value                                     2,048
                                                                                 ---------
        Total assets                                                              222,346
                                                                                 ---------
Liabilities
  Securities purchased                                                              3,490
  Foreign currency contracts held, at value                                         2,054
  Capital shares redeemed                                                             178
  USAA Investment Management Company                                                  132
  USAA Transfer Agency Company                                                         56
  Accounts payable and accrued expenses                                                86
                                                                                  --------
        Total liabilities                                                           5,996
                                                                                  --------
           Net assets applicable to capital shares outstanding                  $ 216,350
                                                                                ==========
Represented by:
  Paid-in capital                                                               $ 193,004
  Accumulated undistributed net investment income                                     496
  Accumulated net realized loss on investments                                       (483)
  Net unrealized appreciation of investments                                       23,332
  Net unrealized appreciation on foreign currency translations                          1
                                                                                 ---------
           Net assets applicable to capital shares outstanding                  $ 216,350
                                                                                ==========
  Capital shares outstanding, unlimited number of shares authorized,
          no par value                                                             16,087
                                                                                ==========
  Net asset value, redemption price, and offering price per share               $   13.45
                                                                                ==========
See accompanying notes to financial statements.



World Growth Fund
Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

                                                                 Market
   Number                                                         Value
   of Shares                  Security                            (000)
   ---------                  --------                          --------

                     Foreign Securities (63.2%)
                 Foreign Common Stocks (59.4%)
             Argentina (0.9%)
   166,666   Compania Interamericana de Automobiles S.A.*      $     717
    35,980   IRSA Inversiones y Representaciones S.A. GDS            783
    21,000   YPF Sociedad Anonima S.A. ADS "D"                       409
                                                                    -----
                                                                   1,909
                                                                   ------
             Australia (2.5%)
   591,600   CSL Ltd.                                              1,576
 1,300,000   David Jones Ltd.                                      1,930
   162,900   Rothmans Holdings Ltd.                                  617
   245,000   Seven Network Ltd.                                      655
    19,000   TABCORP Holdings Ltd. ADS                               542(a)
                                                                  ------
                                                                   5,320
                                                                  ------

             Austria (0.8%)
    14,800   VA Technologie AG                                     1,708
                                                                  ------

             Belgium (0.8%)
     7,000   Colruyt S.A.                                          1,801
                                                                  ------

             Brazil (0.2%)
    42,300   Rhodia-Ster S.A. GDS                                    418
                                                                  ------

             Canada (2.4%)
    51,000   Alliance Forest Products, Inc. *                      1,004
   375,000   Beau Canada Exploration Ltd. *                          384
    36,000   Canadian National Railway Co. *                         540
    50,400   Canadian Occidental Petroleum Ltd.                    1,762
    49,000   Suncor, Inc.                                          1,502
                                                                   -----
                                                                   5,192
                                                                   -----
             Chile (0.6%)
    20,000   Banco Osorno y La Union S.A. ADR                        248
    11,800   Madeco S.A. ADS                                         279
    44,300   Maderas y Sinteticos S.A. ADS                           736
                                                                   -----
                                                                   1,263
                                                                   -----

             Colombia (0.3%)
   122,000   Banco de Colombia GDS                                   625
                                                                   -----

             Denmark (2.1%)
       500   Nordtank Energy Group A/S *                              33
    13,000   Novo Nordisk A/S "B"                                  1,636
    72,000   Tele Danmark A/S ADS                                  2,007
    20,000   Unidanmark A/S                                          978
                                                                  ------
                                                                   4,654
                                                                  ------

             France (2.8%)
    49,000   Coflexip ADS                                            753
     4,000   Ecco SA                                                 608
    40,000   Elf Aquitaine ADS                                     1,400
    20,000   Eramet Group                                          1,322
    10,000   Essilor International                                 1,884
                                                                   -----
                                                                   5,967
                                                                   -----

             Germany (2.7%)
    28,600   Adidas AG *                                           1,525
     3,000   BASF AG                                                 658
     3,550   Siemens AG                                            1,854
    42,250   Veba AG                                               1,723
                                                                   -----
                                                                   5,760
                                                                   -----

             Hong Kong (2.5%)
   666,000   Amoy Properties Ltd.                                    637
    51,000   China Yuchai International Ltd.                         434
 1,000,000   Florens Group Ltd.                                      575
   175,000   Hutchison Whampoa Ltd.                                  989
 4,000,000   Regal Hotels International Holdings                     884
 2,950,000   Singamas Container Holdings Ltd.                        431
   590,000   Singamas Container Holdings Ltd. Warrants *              10
   788,000   Varitronix International Ltd.                         1,477
                                                                  ------
                                                                   5,437
                                                                  ------
             Hungary (0.2%)
    60,000   Mol Magyar Olay Es Gazipari GDS *                       503
                                                                  ------

             India (0.9%)
    22,000   Hindalco Industries Ltd. GDR                            610
    35,000   Indian Rayon & Industries Ltd. GDR                      403
    56,000   Larsen & Toubro Ltd. GDR                                876
                                                                   ------
                                                                   1,889
                                                                   ------

             Indonesia (0.9%)
   285,000   PT Asahimas Flat Glass Co. Ltd. *                       300
    12,000   PT Bank Dagang Nasional Indonesia                        10
    76,000   PT HM Sampoerna                                         762
   332,000   PT Jaya Real Property                                   814
                                                                   ------
                                                                   1,886
                                                                   ------
             Israel (0.3%)
    32,000   Koor Industries Ltd. ADS *                              580
                                                                   ------

             Italy (1.6%)
   135,000   Arnoldo Mondadori Editore                             1,058
     5,000   De Rigo S.p.A.                                          106
    11,700   Gucci Group N. V. *                                     404
   390,000   Olivetti and C., S.p.A.                                 259
   390,000   Olivetti and C., S.p.A. Rights *                         22
   800,000   STET                                                  1,573
                                                                  -------
                                                                   3,422
                                                                  -------

             Japan (11.4%)
    58,000   77 Bank Ltd.                                            526
    45,000   Bridgestone Corp.                                       663
   112,000   Canon, Inc.                                           1,970
    54,000   Daibiru Corp.                                           594
    70,000   Higo Bank                                               526
   135,000   Hitachi Ltd.                                          1,367
    85,000   Honda Motor Co. Ltd.                                  1,537
    37,000   Hoya Corp.                                            1,102
    33,000   Ito-Yokado Co. Ltd.                                   1,823
    24,000   Kissei Pharmaceutical Co., Ltd.                         658
    18,000   Kyocera Corp.                                         1,424
    67,000   Laox Co. Ltd.                                         1,403
    19,000   Mabuchi Motor Co.                                     1,176
   164,000   Minebea Co. Ltd.                                      1,364
   190,000   Mitsubishi Heavy Industries Ltd.                      1,514
   166,000   Mitsubishi Paper Mills, Ltd.                          1,023
   618,000   NKK Corp.                                             1,701
   104,000   Nomura Securities Co. Ltd.                            2,044
    29,000   Shimamura Co. Ltd.                                    1,097
    41,000   Tostem Corp.                                          1,249
                                                                  ------
                                                                  24,761
                                                                  ------

             Korea (1.3%)
    21,000   Korea Electric Power Corp. ADS                          917
    30,600   LG Chemical Ltd. *                                      638
     3,300   Samsung Electronics Co., Ltd. *                         621
     8,900   Samsung Electronics Co., Ltd. GDR *                     530
     2,750   Samsung Electronics Co., Ltd. GDR (New) *               147
                                                                 -------
                                                                   2,853
                                                                 -------

             Malaysia (1.0%)
   276,750   Malaysian Assurance Alliance BHD                      1,091
    99,000   Tanjong plc                                             285
   320,000   Technology Resources Industries BHD *                   895
                                                                 -------
                                                                   2,271
                                                                 -------

             Mexico (1.6%)
    22,400   Bufete Industrial, S.A. de C.V. ADS                     328
    52,100   Desc, Soceidad de Fomento Industrial, S.A.
              de C.V. ADS *                                          690
    61,400   Grupo Simec, S.A. de C.V. ADS *                         414
    50,000   Grupo Televisa, S.A. de C.V. ADS                      1,081
    27,000   Panamerican Beverages, Inc. "A"                         871
                                                                 --------
                                                                   3,384
                                                                 --------

             Netherlands (3.9%)
     7,000   DSM N.V.                                                558
    21,000   EVC International N.V.                                  567
    13,125   Heineken N.V.                                         2,300
    28,100   Internationale Nederlanden Groep N.V.                 1,839
    40,000   Vendex International N.V.                             1,159
    14,400   Verenigd Bezit VNU                                    2,032
                                                                 --------
                                                                   8,455
                                                                 --------
             Norway (0.3%)
   300,000   Christiania Bank og Kreditkasse                         674
                                                                 --------

             Philippines (0.9%)
 3,655,500   Filinvest Land, Inc. *                                  977
   950,050   Petron Corp. GDS                                        436
    66,100   Philippine Commercial International Bank                555
                                                                 --------
                                                                   1,968
                                                                 --------
             Portugal (0.5%)
     8,589   Portugal Telecom, S.A. *                                157
    53,500   Portugal Telecom, S.A. ADS *                          1,003
                                                                 --------
                                                                   1,160
                                                                 --------

             Singapore (0.7%)
    99,000   Keppel Corp. Ltd.                                       814
   120,000   Overseas Union Bank Ltd.                                762
                                                                 --------
                                                                   1,576
                                                                 --------

             South Africa (0.9%)
   491,213   Iscor Ltd. S.A.                                         441
    38,688   Murray and Roberts Holdings Ltd.                        256
    66,000   Nedcor Ltd. GDR *                                     1,072
    16,500   Nedcor Ltd. Warrants *                                   80
                                                                 --------
                                                                   1,849
                                                                 --------
             Spain (1.3%)
    19,100   Corporacion Mapfre                                    1,075
    43,000   Telefonica de Espana, S.A. ADR                        1,785
                                                                 --------
                                                                   2,860
                                                                 --------
             Sweden (3.1%)
    13,000   Asea AB                                               1,261
    34,000   Autoliv AB                                            2,012
    22,000   Getinge Industrier AB "B"                               906
    42,500   Nordbanken AB *                                         726
    85,000   Volvo AB                                              1,764
                                                                 --------
                                                                   6,669
                                                                 --------

             Switzerland (2.5%)
     1,175   BBC Brown, Boveri & Co. Ltd. "A"                      1,349
     2,300   Ciba Geigy AG                                         2,051
       400   SGS Group                                               752
     2,200   Sulzer AG P.C.                                        1,216
                                                                  -------
                                                                   5,368
                                                                  -------
             Taiwan (0.6%)
    40,000   Acer, Inc. *                                            520
    28,400   China Steel Corp. ADS                                   461(a)
    25,000   China Steel Corp. GDS                                   406
                                                                  -------
                                                                   1,387
                                                                  -------
             Thailand (0.6%)
    38,400   Finance One Public Co.                                  239
   530,000   Sahaviriya Steel Industries Public Co., Ltd.*           648
    71,500   Sri Thai Superware Co. Ltd.                             475
                                                                   -------
                                                                   1,362
                                                                   -------
             Turkey (0.4%)
 1,480,000   Erciyas Biracilik ve Malt Sanayi A.S.                   781
    69,000   Olmuksa Mukavva Sanayi Ve Ticaret A.S.                   17
    69,000   Sarkuysan Elektrolitik Bakir S.A.                        11
                                                                   ------
                                                                     809
                                                                   ------

             United Kingdom (5.5%)
   203,000   Amstrad plc                                             822
   150,000   Argyll Group plc                                        714
    25,000   British Gas plc                                         931
   204,081   Cadbury Schweppes plc                                 1,740
   225,000   Northern Ireland Electricity plc                      1,540
   202,000   Refuge Group plc                                      1,432
   470,000   Tomkins plc                                           1,899
   120,833   Welsh Water plc                                       1,274
   633,000   WPP Group plc                                         1,536
                                                                  -------
                                                                  11,888
                                                                  -------
             Other Holdings (0.4%)
 1,491,000   Central European Growth Fund plc                        890
   297,000   Central European Growth Fund plc Warrants *              27
                                                                  -------
                                                                     917
                                                                  -------
             Total foreign common stocks (cost: $118,502)        128,545
                                                                 --------


                 Foreign Preferred Stocks (2.4%)

             Australia (0.8%)
   522,500   Village Roadshow Ltd.                                 1,656
                                                                 --------

             Brazil (1.4%)
23,345,730   Bradesco PN                                             202
36,670,000   Companhia Energetica de Minas Gerais (Cemig)            812
23,000,000   Telebras PN                                           1,133
950,000,000  Usinas Siderurgicas de Minas Gerais S.A.                846
                                                                 --------
                                                                   2,993
                                                                 --------

             Finland (0.2%)
    10,000   Nokia Corp. ADS                                         542
                                                                  -------

             Total foreign preferred stocks (cost: $4,455)         5,191
                                                                 --------

     Principal
     Amount
     (000)


                    Foreign Bonds (1.4%)

             Japan (0.8%)
$  1,450     MBL International Finance (Bermuda) Trust,
             Convertible Notes,  3.00%, 11/30/02                   1,609
                                                                  ------

             Taiwan (0.6%)
     500     U-Ming Marine Transport Corp., Convertible Notes,
               1.50%,  2/07/01                                       444
     850     Yangming Marine Transport Corp., Convertible Notes,
               2.00%, 10/06/01                                       933
                                                                   ------
                                                                   1,377
                                                                   ------
             Total foreign bonds (cost: $2,871)                    2,986
                                                                  ------

             Total foreign securities (cost: $125,828)           136,722
                                                                 --------


   Number
   of Shares
  ----------
                       Domestic Stocks (30.3%)

             Aerospace/Defense (3.1%)
    29,000   B.F. Goodrich Co.                                     2,034
    37,000   Boeing Co.                                            2,696
    40,000   Rockwell International Corp.                          1,960
                                                                  ------
                                                                   6,690
                                                                  ------

             Aluminum (0.6%)
    22,000   Aluminum Co. of America                               1,287
                                                                  ------

             Automobiles (1.1%)
    18,000   Chrysler Corp.                                          934
    50,000   Ford Motor Co.                                        1,412
                                                                   ------
                                                                   2,346
                                                                   ------

             Bank Holding Companies - Money Center (0.8%)
    16,800   Bankers Trust New York Corp.                          1,090
    10,000   Citicorp                                                707
                                                                   ------
                                                                   1,797
                                                                   ------

             Biotechnology (0.7%)
    30,000   Amgen, Inc. *                                         1,489
                                                                   ------

             Chemicals (1.1%)
    17,000   Avery Dennison Corp.                                    810
    20,000   Dow Chemical Co.                                      1,417
     5,000   Union Carbide Corp.                                     198
                                                                  ------
                                                                   2,425
                                                                  ------
             Chemicals - Specialty (0.8%)
    36,000   Morton International, Inc.                            1,246
    31,900   Zoltek Companies, Inc. *                                447
                                                                  ------
                                                                   1,693
                                                                  ------
             Computer Software & Service (1.2%)
    20,000   Microsoft Corp. *                                     1,742
    50,000   Novell, Inc. *                                          844
                                                                  ------
                                                                   2,586
                                                                  ------

             Containers - Metals & Glass (0.6%)
    43,000   Ball Corp.                                            1,231
                                                                  ------

             Electronics - Semi-Conductors (1.9%)
    26,000   Intel Corp.                                           1,583
    25,000   Motorola, Inc.                                        1,531
    44,000   National Semiconductor Corp. *                          940
                                                                   ------
                                                                   4,054
                                                                   ------
             Entertainment (0.6%)
    34,000   Time Warner, Inc.                                     1,360
                                                                   ------

             Foods (0.5%)
    36,000   Dean Foods Co.                                        1,008
                                                                   ------

             Healthcare - Diversified (0.6%)
    17,000   Bristol-Myers Squibb Co.                              1,364
                                                                   ------

             Healthcare - Miscellaneous (1.8%)
    47,000   Caremark International, Inc.                            922
    44,000   Cerner Corp. *                                        1,172
    11,300   Total Renal Care Holdings, Inc.                         304
    24,000   United HealthCare Corp.                               1,509
                                                                  -------
                                                                   3,907
                                                                  -------
             Household Products (0.6%)
    16,000   Procter & Gamble Co.                                  1,382
                                                                  -------
             Insurance - Property/Casualty (0.8%)
    19,500   American International Group, Inc.                    1,750
                                                                  -------

             Machinery - Diversified (1.2%)
    60,000   BW/IP, Inc.                                             923
    54,000   Deere & Co.                                           1,775
                                                                  -------
                                                                   2,698
                                                                  -------

             Medical Products & Supplies (1.1%)
    38,000   C.R. Bard, Inc.                                       1,097
    33,000   St. Jude Medical, Inc.                                1,304
                                                                 -------
                                                                   2,401
                                                                 -------

             Office Equipment & Supplies (0.7%)
    11,500   Xerox Corp.                                           1,577
                                                                 -------

             Oil - Domestic (0.4%)
    28,000   Unocal Corp.                                           753
                                                                 -------

             Oil - Exploration & Production (0.6%)
    45,000   Apache Corp.                                         1,198
                                                                 ------

             Oil & Gas Drilling (0.6%)
    39,000   Sonat Offshore Drilling, Inc.                        1,345
                                                                 ------

             Oil Well Equipment & Service (0.6%)
    30,000   Halliburton Co.                                      1,301
                                                                 ------

             Paper & Forest Products (1.4%)
    76,000   Fort Howard Corp. *                                  1,510
    32,000   Weyerhaeuser Co.                                     1,448
                                                                  ------
                                                                  2,958
                                                                  ------

             Pollution Control (0.9%)
    22,000   Browning-Ferris Industries, Inc.                       663
    42,000   WMX Technologies, Inc.                               1,239
                                                                 ------
                                                                  1,902
                                                                 ------
             Publishing (0.4%)
    30,000   American Greetings Corp.                               818
                                                                 ------

             Restaurants (0.5%)
    65,000   Brinker International, Inc. *                          999
                                                                 ------

             Retail -  General Merchandising (0.7%)
    56,250   Dollar General Corp.                                 1,526
                                                                  ------

             Retail - Specialty (1.9%)
    43,000   Best Buy Co., Inc. *                                   881
    74,600   Borders Group, Inc. *                                1,315
    60,000   OfficeMax, Inc. *                                    1,365
    60,000   Phillips-Van Heusen Corp.                              623
                                                                  ------
                                                                  4,184
                                                                  ------

             Telephones (0.7%)
     7,000   COMSAT Corp.                                           136
    37,000   Sprint Corp.                                         1,480
                                                                  ------
                                                                  1,616
                                                                  ------
             Tobacco (1.3%)
    20,000   Philip Morris Companies, Inc.                        1,755
    38,000   RJR Nabisco Holdings Corp.                           1,107
                                                                  ------
                                                                  2,862
                                                                  ------

             Transportation - Miscellaneous (0.5%)
    45,000   American President Companies, Ltd.                   1,125
                                                                  ------

             Total domestic stocks (cost: $53,194)               65,632
                                                                 -------


  Principal
   Amount                                Coupon
   (000)                                   Rate    Maturity
  ---------                              ------    --------


                 U.S. Government & Agency Issues (7.6%)
            Discount Note
 $16,325    Federal Home Loan Mortgage Corp.
              (cost: $16,325)            5.80%     12/01/95     16,325
                                                                ------

            Total investments (cost: $195,347)                $218,679
                                                              ========
* Non-income producing.


                      PORTFOLIO SUMMARY BY INDUSTRY
                      -----------------------------
                  Healthcare                                      8.3 %
                  U.S. Government & Agency Issues                 7.6
                  Retail                                          7.2
                  Telecommunications                              5.1
                  Banks                                           4.9
                  Oil                                             4.8
                  Electronics                                     4.5
                  Chemicals                                       3.2
                  Aerospace/Defense                               3.1
                  Automobiles                                     2.9
                  Electrical Equipment                            2.9
                  Electric Power                                  2.3
                  Paper & Forest Products                         2.3
                  Steel                                           2.3
                  Tobacco                                         2.0
                  Machinery - Diversified                         1.9
                  Auto Parts                                      1.8
                  Publishing                                      1.8
                  Real Estate                                     1.8
                  Transportation - Miscellaneous                  1.8
                  Conglomerates                                   1.7
                  Office Equipment & Supplies                     1.6
                  Engineering & Construction                      1.5
                  Beverages - Alcoholic                           1.4
                  Entertainment                                   1.4
                  Manufacturing _ Diversified Industries          1.4
                  Insurance - Multi/Line Companies                1.3
                  Insurance - Property/Casualty                   1.3
                  Beverages - Soft Drinks                         1.2
                  Computer Software & Service                     1.2
                  Brokerage Firms                                 1.1
                  Building Materials Group                        1.1
                  Other                                          12.4
                                                                ------
                                                                101.1%
                                                                ======


World Growth Fund
Notes to Portfolio of Investments in Securities

November 30, 1995
(Unaudited)

General Notes

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets.

Specific Notes

(a) Securities which are exempt from registration by Rule 144A under the Securities Act of 1933 and when purchased were determined to be liquid. Any resale of these securities may occur in an exempt transaction in the United States to a qualified institutional buyer as defined by the Rule.

See accompanying notes to financial statements.



World Growth Fund
Statement of Operations
(In Thousands)

Six-month period ended November 30, 1995
(Unaudited)

Net investment income:
     Income (net of foreign taxes withheld of $148):
       Dividends                                      $    1,625
       Interest                                              461
                                                          -------
          Total income                                     2,086
                                                          -------
     Expenses:
       Management fees                                       803
       Transfer agent's fees                                 330
       Custodian's fees                                      139
       Postage                                                36
       Shareholder reporting fees                             14
       Trustees' fees                                          1
       Registration fees                                      28
       Audit fees                                             14
       Legal fees                                              3
       Other                                                  12
                                                           -----
       Total expenses                                      1,380
                                                           ------
          Net investment income                              706
                                                           ------
Net realized and unrealized gain on investments and foreign currency:
     Net realized gain (loss) on:
       Investments                                         5,156
       Foreign currency transactions                          (2)
     Change in net unrealized appreciation/depreciation on:
       Investments                                         6,085
       Translation of assets and liabilities in foreign
          currencies                                          (8)
                                                          -------
          Net realized and unrealized gain                11,231
                                                          -------
Increase in net assets resulting from operations        $ 11,937
                                                          =======
See accompanying notes to financial statements.




World Growth Fund
Statements of Changes in Net Assets
(In Thousands)

Six-month period ended November 30, 1995
and Year ended May 31, 1995
(Unaudited)

                                                            11/30/95    5/31/95
                                                            --------    -------
From operations:
     Net investment income                                  $     706     $ 1,206
     Net realized gain (loss) on investments                    5,156      (1,152)
     Net realized loss on foreign currency transactions            (2)       (784)
     Change in net unrealized appreciation/depreciation on:
       Investments                                              6,085       7,542
       Foreign currency translations                               (8)        256
                                                              --------      -------
       Increase in net assets resulting from operations        11,937       7,068
                                                              --------      -------
Distributions to shareholders from:
     Net investment income                                       (781)         -
                                                              --------      -------
     Net realized gains                                        (3,705)      (3,395)
                                                              --------      -------
From capital share transactions:
     Shares sold                                               32,510      107,156
     Shares issued for dividends reinvested                     4,444        3,361
     Shares redeemed                                          (28,800)     (56,812)
                                                               ------       -------
       Increase in net assets from capital share transactions   8,154       53,705
                                                                -----       -------
Net increase in net assets                                     15,605       57,378
Net assets:
     Beginning of period                                      200,745      143,367
                                                              -------      --------
     End of period                                          $ 216,350     $200,745
                                                              =======      ========
Undistributed net investment income included in net assets:
     Beginning of period                                    $     573     $    151
                                                              =======      ========
     End of period                                          $     496      $   573
                                                              =======      =======
Change in shares outstanding:
     Shares sold                                                2,403        8,524
     Shares issued for dividends reinvested                       333          268
     Shares redeemed                                           (2,135)      (4,584)
                                                              --------      -------
          Increase in shares outstanding                          601        4,208
                                                              ========      =======

See accompanying notes to financial statements.



World Growth Fund
Notes to Financial Statements
(In Thousands)

November 30, 1995
(Unaudited)

(1)  Summary of Significant Accounting Policies

USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, is a diversified, open-end management investment company organized as a Massachusetts business trust consisting of eleven separate funds. The information presented in this semiannual report pertains only to the World Growth Fund (the Fund). The Fund's investment objective is capital appreciation.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the latest bid price is generally used depending upon local custom or regulation.


2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.


3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.


4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required.

C. Investments in securities - As is common in the industry, security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, are recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis.
Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Foreign currency translations - The assets of the Fund may be invested in the securities of foreign issuers. Since the accounting records of the Fund are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars.

2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.


(2) Line of Credit

The Fund participates with other USAA funds in a joint $150 million short-term revolving loan agreement (the Agreement) through January 15, 1996, for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Subject to availability under this Agreement, the Fund may borrow up to 5% of the market value of its assets at the time of the borrowing. Borrowings under this Agreement will bear interest at .125% over the Federal funds Rate as published by the Federal Reserve Bank of New York or at .125% over the London Interbank Offered Rate. The Fund had no borrowings under this Agreement during the six-month period ended November 30, 1995.


(3) Distributions

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year.


(4) Investment Transactions

Purchases and sales of securities, excluding short-term securities, for the six-month period ended November 30, 1995 were $60,767 and $58,771, respectively.

Gross unrealized appreciation and depreciation of investments as of November 30, 1995 was $33,355 and $10,023, respectively.


(5) Foreign Currency Contracts

A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund giving up the opportunity for potential profit.

At November 30, 1995, the terms of open foreign currency contracts were as follows:


                                 U.S. Dollar                        U.S. Dollar
                                   Value                              Value
   Exchange    Currency to be      as of     Currency to be          as of
    Date         Delivered        11/30/95      Received            11/30/95
   --------    ----------        --------      --------              ---------

   12/01/95  1,936 U.S. Dollar   $1,936    2,600 Australian Dollar    $ 1,930
   12/01/95  11 U.S. Dollar          11     590,340 Turkish Lira           11
   12/01/95  16 U.S. Dollar          16     895,539 Turkish Lira           16
   12/04/95  9 U.S. Dollar            9    20,325 Indonesian Rupiah         9
   12/06/95  82 U.S. Dollar          82     54 British Pound               82
                                 --------                               ------
                                 $2,054                               $ 2,048
                                 =======                              ========




(6) Transactions with Manager

A. Management fees - The investment policy of the Fund and the management of the Fund's portfolio is carried out by USAA Investment Management Company (the Manager). The Fund's management fees are computed at .75% of its annual average net assets.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund. Shareholder accounting service fees are based on an annual charge per shareholder account plus out-of-pocket expenses.

C. Underwriting agreement - The Trust has an agreement with the Manager for exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. This agreement provides that the Manager will receive no fee or other remuneration for such services

(7)  Transactions with Affiliates

USAA Investment Management Company is indirectly wholly owned by United Services Automobile Association (the Association), a large, diversified financial services institution. At November 30, 1995, the Association and its affiliates owned 1,360 shares (8.5%) of the Fund.




(8) Financial Highlights

Per share operating performance for a share outstanding throughout each period is as follows:

                                     Six-month                      Eight-month
                                    period ended      Year ended     period ended    Year ended
                                    November 30,        May 31,         May 31,      September 30,
                                       1995             1995            1994             1993
                                       -----             -----          -----           ------

Net asset value at
 beginning of period                $   12.96        $  12.71         $  11.80          $ 10.00
Net investment income                     .04             .07              .04(b)           .05
Net realized and
     unrealized gain                      .73             .46              .93             1.75
Distributions from net
     investment income                   (.05)             -              (.01 )             -
Distributions of realized
     capital gains                       (.23)           (.28)            (.05)              -
                                     --------           ------           ------          -------
Net asset value at
     end of period                  $   13.45          $ 12.96        $  12.71           $ 11.80
                                     ========          =======           =======           ======
Total return (%) *                       5.99             4.26            8.25             18.00
Net assets at end of
     period (000)                   $ 216,350          $200,745       $143,367           $68,818
Ratio of expenses to
   average net assets (%)                1.29(a)           1.28           1.28(a)           1.70
Ratio of net investment
   income to average net
   assets (%)                             .66(a)            .69            .42(a)           .75
Portfolio turnover (%)                  29.64             58.88          37.64            45.57
Average commission rate paid per share  .0027

(a) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(b)  Calculated using weighted average shares.
* Assumes reinvestment of all dividend income and capital gain distributions during the period.